Exhibit 3.3

BYLAWS OF

DERMTECH INTERNATIONAL

(A CALIFORNIA CORPORATION)

i.

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iii.

BYLAWS

OF

DermTech International

(A CALIFORNIA CORPORATION)

ARTICLE I

OFFICES

Section 1. Principal Office. The principal executive office of the corporation shall be located at such place as the Board of Directors may from time to time authorize. If the principal executive office is located outside this state, and the corporation has one or more business offices in this state, the Board of Directors shall fix and designate a principal business office in the State of California.

Section 2. Other Offices. Additional offices of the corporation shall be located at such place or places, within or outside the State of California, as the Board of Directors may from time to time authorize.

ARTICLE II

CORPORATE SEAL

Section 3. Corporate Seal. If the Board of Directors adopts a corporate seal such seal shall have inscribed thereon the name of the corporation and the state and date of its incorporation. If and when a seal is adopted by the Board of Directors, such seal may be engraved, lithographed, printed, stamped, impressed upon, or affixed to any contract, conveyance, certificate for shares, or other instrument executed by the corporation.

ARTICLE III

SHAREHOLDERS’ MEETINGS AND VOTING RIGHTS

Section 4. Place of Meetings. Meetings of shareholders shall be held at the principal executive office of the corporation, or at any other place, within or outside the State of California, which may be fixed either by the Board of Directors or by the written consent of all persons entitled to vote at such meeting, given either before or after the meeting and filed with the Secretary of the Corporation.

Section 5. Annual Meeting. The annual meeting of the shareholders of the corporation shall be held on any date and time which may from time to time be designated by the Board of Directors. At such annual meeting, directors shall be elected and any other business may be transacted which may properly come before the meeting.

Section 6. Postponement of Annual Meeting. The Board of Directors and the President shall each have authority to hold at an earlier date and/or time, or to postpone to a later date and/or time, the annual meeting of shareholders.

Section 7. Special Meetings.

(a) Special meetings of the shareholders, for any purpose or purposes, may be called by the Board of Directors, the Chairman of the Board of Directors, the President, or the holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting.

(b) Upon written request to the Chairman of the Board of Directors, the President, any vice president or the Secretary of the corporation by any person or persons (other than the Board of Directors) entitled to call a special meeting of the shareholders, such officer forthwith shall cause notice to be given to the shareholders entitled to vote, that a meeting will be held at a time requested by the person or persons calling the meeting, such time to be not less than thirty-five (35) nor more than sixty (60) days after receipt of such request. If such notice is not given within twenty (20) days after receipt of such request, the person or persons calling the meeting may give notice thereof in the manner provided by law or in these bylaws. Nothing contained in this Section 7 shall be construed as limiting, fixing or affecting the time or date when a meeting of shareholders called by action of the Board of Directors may be held.

Section 8. Notice of Meetings. Except as otherwise may be required by law and subject to subsection 7(b) above, written notice of each meeting of shareholders shall be given to each shareholder entitled to vote at that meeting (see Section 15 below), by the Secretary, assistant secretary or other person charged with that duty, not less than ten (10) (or, if sent by third class mail, thirty (30)) nor more than sixty (60) days before such meeting.

Notice of any meeting of shareholders shall state the date, place and hour of the meeting and,

(a) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted at such meeting;

(b) in the case of an annual meeting, the general nature of matters which the Board of Directors, at the time the notice is given, intends to present for action by the shareholders;

(c) in the case of any meeting at which directors are to be elected, the names of the nominees intended at the time of the notice to be presented by management for election; and

(d) in the case of any meeting, if action is to be taken on any of the following proposals, the general nature of such proposal:

(1) a proposal to approve a transaction within the provisions of California Corporations Code, Section 310 (relating to certain transactions in which a director has a direct or indirect financial interest);

(2) a proposal to approve a transaction within the provisions of California Corporations Code, Section 902 (relating to amending the Articles of Incorporation of the corporation);

(3) a proposal to approve a transaction within the provisions of California Corporations Code, Sections 181 and 1201 (relating to reorganization);

(4) a proposal to approve a transaction within the provisions of California Corporations Code, Section 1900 (winding up and dissolution);

(5) a proposal to approve a plan of distribution within the provisions of California Corporations Code, Section 2007 (relating to certain plans providing for distribution not in accordance with the liquidation rights of preferred shares, if any).

At a special meeting, notice of which has been given in accordance with this Section, action may not be taken with respect to business, the general nature of which has not been stated in such notice. At an annual meeting, action may be taken with respect to business stated in the notice of such meeting, given in accordance with this Section, and, subject to subsection 8(d) above, with respect to any other business as may properly come before the meeting.

Section 9. Manner of Giving Notice. Notice of any meeting of shareholders shall be given either personally or by first-class mail, or, if the corporation has outstanding shares held of record by 500 or more persons (determined as provided in California Corporations Code Section 605) on the record date for such meeting, third-class mail, or telegraphic or other written communication, addressed to the shareholder at the address of that shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation’s books or is given, notice shall be deemed to have been given if sent to that shareholder by first-class mail or telegraphic or other written communication to the corporation’s principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at that address, all future notices shall be deemed to have been duly given without further mailing if these shall be available to the shareholder on written demand by the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice.

An affidavit of mailing of any notice or report in accordance with the provisions of this Section 9, executed by the Secretary, Assistant Secretary or any transfer agent, shall be prima facie evidence of the giving of the notice.

Section 10. Quorum and Transaction of Business.

(a) At any meeting of the shareholders, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum. If a quorum is present, the affirmative vote of the majority of shares represented at the meeting and entitled to vote on any matter shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by law or by the Articles of Incorporation, and except as provided in subsection (b) below.

(b) The shareholders present at a duly called or held meeting of the shareholders at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, provided that any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

(c) In the absence of a quorum, no business other than adjournment may be transacted, except as described in subsection (b) above.

Section 11. Adjournment and Notice of Adjourned Meetings. Any meeting of shareholders may be adjourned from time to time, whether or not a quorum is present, by the affirmative vote of a majority of shares represented at such meeting either in person or by proxy and entitled to vote at such meeting.

In the event any meeting is adjourned, it shall not be necessary to give notice of the time and place of such adjourned meeting pursuant to Sections 8 and 9 of these bylaws; provided that if any of the following three events occur, such notice must be given:

(a) announcement of the adjourned meeting’s time and place is not made at the original meeting which it continues or

(b) such meeting is adjourned for more than forty- five (45) days from the date set for the original meeting or

(c) a new record date is fixed for the adjourned meeting.

At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

Section 12. Waiver of Notice, Consent to Meeting or Approval of Minutes.

(a) Subject to subsection (b) of this Section, the transactions of any meeting of shareholders, however called and noticed, and wherever held, shall be as valid as though made at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote but not present in person or by proxy signs a written waiver of notice or a consent to holding of the meeting or an approval of the minutes thereof.

(b) A waiver of notice, consent to the holding of a meeting or approval of the minutes thereof need not specify the business to be transacted or transacted at nor the purpose of the meeting; provided that in the case of proposals described in subsection (d) of Section 8 of these bylaws, the general nature of such proposals must be described in any such waiver of notice and such proposals can only be approved by waiver of notice, not by consent to holding of the meeting or approval of the minutes.

(c) All waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

(d) A person’s attendance at a meeting shall constitute waiver of notice of and presence at such meeting, except when such person objects at the beginning of the meeting to transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters which are required by law or these bylaws to be in such notice (including those matters described in subsection (d) of Section 8 of these bylaws), but are not so included if such person expressly objects to consideration of such matter or matters at any time during the meeting.

Section 13. Action by Written Consent Without a Meeting. Any action which may be taken at any meeting of shareholders may be taken without a meeting and without prior notice if written consents setting forth the action so taken are signed by the holders of the outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors; provided that any vacancy on the Board of Directors (other than a vacancy created by removal) which has not been filled by the board of directors may be filled by the written consent of a majority of outstanding shares entitled to vote for the election of directors.

Any written consent may be revoked pursuant to California Corporations Code Section 603(c) prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary. Such revocation must be in writing and will be effective upon its receipt by the Secretary.

If the consents of all shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such shareholders shall not have been received, the Secretary shall give prompt notice of any corporate action approved by the shareholders without a meeting to those shareholders entitled to vote on such matters who have not consented thereto in writing. This notice shall be given in the manner specified in Section 9 of these bylaws. In the case of approval of (i) a transaction within the provisions of California Corporations Code, Section 310 (relating to certain transactions in which a director has an interest), (ii) a transaction within the provisions of California Corporations Code, Section 317 (relating to indemnification of agents of the corporation), (iii) a transaction within the provisions of California Corporations Code, Sections 181 and 1201 (relating to reorganization), and (iv) a plan of distribution within the provisions of California Corporations Code, Section 2007 (relating to certain plans providing for distribution not in accordance with the liquidation rights of preferred shares, if any), the notice shall be given at least ten (10) days before the consummation of any action authorized by that approval.

Section 14. Voting. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 15 of these bylaws, subject to the provisions of Sections 702 through 704 of the California Corporations Code (relating to voting shares held by a fiduciary, in the name of a corporation, or in joint ownership). Voting at any meeting of shareholders need not be by ballot; provided, however, that elections for directors must be by ballot if balloting is demanded by a shareholder at the meeting and before the voting begins.

Every person entitled to vote at an election for directors may cumulate the votes to which such person is entitled, i.e., such person may cast a total number of votes equal to the number of directors to be elected multiplied by the number of votes to which such person’s shares are entitled, and may cast said total number of votes for one or more candidates in such proportions as such person thinks fit; provided, however, no shareholder shall be entitled to so cumulate such shareholder’s votes unless the candidates for which such shareholder is voting have been placed in nomination prior to the voting and a shareholder has given notice at the meeting, prior to the vote, of an intention to cumulate votes. In any election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.

Except as may be otherwise provided in the Articles of Incorporation or by law, and subject to the foregoing provisions regarding the cumulation of votes, each shareholder shall be entitled to one vote for each share held.

Any shareholder may vote part of such shareholder’s shares in favor of a proposal and refrain from voting the remaining shares or vote them against the proposal, other than elections to office, but, if the shareholder fails to specify the number of shares such shareholder is voting affirmatively, it will be conclusively presumed that the shareholder’s approving vote is with respect to all shares such shareholder is entitled to vote.

No shareholder approval, other than unanimous approval of those entitled to vote, will be valid as to proposals described in subsection 8(d) of these bylaws unless the general nature of such business was stated in the notice of meeting or in any written waiver of notice.

Section 15. Persons Entitled to Vote or Consent. The Board of Directors may fix a record date pursuant to Section 60 of these bylaws to determine which shareholders are entitled to notice of and to vote at a meeting or consent to corporate actions, as provided in Sections 13 and 14 of these bylaws. Only persons in whose name shares otherwise entitled to vote stand on the stock records of the corporation on such date shall be entitled to vote or consent.

If no record date is fixed:

(a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held;

(b) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given;

(c) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting; provided, however, that the Board of Directors shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

Shares of the corporation held by its subsidiary or subsidiaries (as defined in California Corporations Code, Section 189(b)) are not entitled to vote in any matter.

Section 16. Proxies. Every person entitled to vote or execute consents may do so either in person or by one or more agents authorized to act by a written proxy executed by the person or such person’s duly authorized agent and filed with the Secretary of the corporation; provided that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution unless otherwise provided in the proxy. The manner of execution, suspension, revocation, exercise and effect of proxies is governed by law.

Section 17. Inspectors of Election. Before any meeting of shareholders, the Board of Directors may appoint any persons, other than nominees for office, to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder’s proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares represented in person or proxy shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder’s proxy shall, appoint a person to fill that vacancy.

These inspectors shall:

(a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b) Receive votes, ballots, or consents;

(c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d) Count and tabulate all votes or consents;

(e) Determine when the polls shall close;

(f) Determine the result; and

(g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

ARTICLE IV

BOARD OF DIRECTORS

Section 18. Powers. Subject to the provisions of law or any limitations in the Articles of Incorporation or these bylaws, as to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised, by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the corporation to a management company or other person, provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board of Directors.

Section 19. Number of Directors. The authorized number of directors of the corporation shall be not less than a minimum of three (3) nor more than a maximum of five (5) (which maximum number in no case shall be greater than two times said minimum, minus one) and the number of directors presently authorized is three (3). The exact number of directors shall be set within these limits from time to time (a) by approval of the Board of Directors, or (b) by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) or by the written consent of shareholders pursuant to Section 13 hereinabove.

Any amendment of these bylaws changing the maximum or minimum number of directors may be adopted only by the affirmative vote of a majority of the outstanding shares entitled to vote; provided, an amendment reducing the minimum number of directors to less than five (5), cannot be adopted if votes cast against its adoption at a meeting or the shares not consenting to it in the case of action by written consent are equal to more than 16-2/3 percent of the outstanding shares entitled to vote.

No reduction of the authorized number of directors shall remove any director prior to the expiration of such director’s term of office.

Section 20. Election Of Directors, Term, Qualifications. The directors shall be elected at each annual meeting of shareholders to hold office until the next annual meeting.

Each director, including a director elected or appointed to fill a vacancy, shall hold office either until the expiration of the term for which elected or appointed and until a successor has been elected and qualified, or until his death, resignation or removal. Directors need not be shareholders of the corporation.

Section 21. Resignations. Any director of the corporation may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation specifies effectiveness at a future time, a successor may be elected pursuant to Section 23 of these bylaws to take office on the date that the resignation becomes effective.

Section 22. Removal. The Board of Directors may declare vacant the office of a director who has been declared of unsound mind by an order of court or who has been convicted of a felony.

The entire Board of Directors or any individual director may be removed from office without cause by the affirmative vote of a majority of the outstanding shares entitled to vote on such removal; provided, however, that unless the entire Board is removed, no individual director may be removed when the votes cast against such director’s removal, or not consenting in writing to such removal, would be sufficient to elect that director if voted cumulatively at an election at which the same total number of votes cast were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of such director’s most recent election were then being elected.

Section 23. Vacancies. A vacancy or vacancies on the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any director, or upon increase in the authorized number of directors or if shareholders fail to elect the full authorized number of directors at an annual meeting of shareholders or if, for whatever reason, there are fewer directors on the Board of Directors, than the full number authorized. Such vacancy or vacancies may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. The shareholders may elect a director at any time to fill any vacancy not filled by the directors. Any such election by written consent, other than to fill a vacancy created by removal, requires the consent of a majority of the outstanding shares entitled to vote. Any such election by written consent to fill a vacancy created by removal requires the consent of all of the outstanding shares entitled to vote.

If, after the filling of any vacancy by the directors, the directors then in office who have been elected by the shareholders constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent (5%) or more of the shares outstanding at that time and having the right to vote for such directors may call a special meeting of shareholders to be held to elect the entire Board of Directors. The term of office of any director shall terminate upon such election of a successor.

Section 24. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times, places and dates as fixed in these bylaws or by the Board of Directors; provided, however, that if the date for such a meeting falls on a legal holiday, then the meeting shall be held at the same time on the next succeeding full business day. Regular meetings of the Board of Directors held pursuant to this Section 24 may be held without notice.

Section 25. Electronic Participation. So long as permitted by statute, directors may participate in a meeting through any means of communication, including conference telephone, electronic video screen communication, or other communications equipment. Participating in a meeting pursuant to this section constitutes presence in person at that meeting if each participating director is provided the means to communicate with all of the other directors concurrently and (a) the meeting is held by conference telephone or video conferencing or other communications mode enabling participants to determine, through voice or image recognition, that a participant is or is not a director entitled to participate in the meeting or (b) another communications device (such as a computer modem) is used in conjunction with another method (determined in the discretion of the chairperson of the meeting) enabling participants to determine that a participant is or is not a director entitled to participate in the meeting. Such verification method may include use of passwords or similar codes for gaining access to the meeting or encryption and authentication technology approved in the discretion of the chairperson.

Section 26. Special Meetings. Special meetings of the Board of Directors for any purpose may be called by the Chairman of the Board or the President or any vice president or the Secretary of the corporation or any two (2) directors.

Section 27. Notice of Meetings. Notice of the date, time and place of all meetings of the Board of Directors, other than regular meetings held pursuant to Section 24 above shall be delivered personally, orally or in writing, or by telephone, including a voice messaging system or other system or technology designed to record and communication messages, telegraph, facsimile, electronic mail or other electronic means, to each director, at least forty-eight (48) hours before the meeting, or sent in writing to each director by first-class mail, charges prepaid, at least four (4) days before the meeting. Such notice may be given by the Secretary of the corporation or by the person or persons who called a meeting. Such notice need not specify the purpose of the meeting. Notice of any meeting of the Board of Directors need not be given to any director who signs a waiver of notice of such meeting, or a consent to holding the meeting or an approval of the minutes thereof, either before or after the meeting, or who attends the meeting without protesting prior thereto or at its commencement such director’s lack of notice. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 28. Place of Meetings. Meetings of the Board of Directors may be held at any place within or without the state which has been designated in the notice of the meeting or, if not stated in the notice or there is no notice, designated in the bylaws or by resolution of the Board of Directors.

Section 29. Action by Written Consent Without a Meeting. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board of Directors individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of

Directors. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

Section 30. Quorum and Transaction of Business. A majority of the authorized number of directors shall constitute a quorum for the transaction of business. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be the act of the Board of Directors, unless the law, the Articles of Incorporation or these bylaws specifically require a greater number. A meeting at which a quorum is initially present may continue to transact business, notwithstanding withdrawal of directors, if any action taken is approved by at least a majority of the number of directors constituting a quorum for such meeting. In the absence of a quorum at any meeting of the Board of Directors, a majority of the directors present may adjourn the meeting, as provided in Section 31 of these bylaws.

Section 31. Adjournment. Any meeting of the Board of Directors, whether or not a quorum is present, may be adjourned to another time and place by the affirmative vote of a majority of the directors present. If the meeting is adjourned for more than twenty-four (24) hours, notice of such adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

Section 32. Organization. The Chairman of the Board shall preside at every meeting of the Board of Directors, if present. If there is no Chairman of the Board or if the Chairman is not present, a Chairman chosen by a majority of the directors present shall act as chairman. The Secretary of the corporation or, in the absence of the Secretary, any person appointed by the Chairman shall act as secretary of the meeting.

Section 33. Compensation. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by the Board of Directors.

Section 34. Committees. The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two (2) or more directors, to serve at the pleasure of the Board of Directors. The Board of Directors, by a vote of the majority of authorized directors, may designate one or more directors as alternate members of any committee, to replace any absent member at any meeting of such committee. Any such committee shall have authority to act in the manner and to the extent provided in the resolution of the Board of Directors, and may have all the authority of the Board of Directors in the management of the business and affairs of the corporation, except with respect to:

(a) the approval of any action for which shareholders’ approval or approval of the outstanding shares also is required by the California Corporations Code;

(b) the filling of vacancies on the Board of Directors or any of its committees;

(c) the fixing of compensation of directors for serving on the Board of Directors or any of its committees;

(d) the adoption, amendment or repeal of these bylaws;

(e) the amendment or repeal of any resolution of the Board of Directors which by its express terms is not so amendable or repealable;

(f) a distribution to shareholders, except at a rate or in a periodic amount or within a price range determined by the Board of Directors; or

(g) the appointment of other committees of the Board of Directors or the members thereof.

Any committee may from time to time provide by resolution for regular meetings at specified times and places. If the date of such a meeting falls on a legal holiday, then the meeting shall be held at the same time on the next succeeding full business day. No notice of such a meeting need be given. Such regular meetings need not be held if the committee shall so determine at any time before or after the time when such meeting would otherwise have taken place. Special meetings may be called at any time in the same manner and by the same persons as stated in Sections 26 and 27 of these bylaws for meetings of the Board of Directors. The provisions of Sections 25, 28, 29, 30, 31 and 32 of these bylaws shall apply to committees, committee members and committee meetings as if the words “committee” and “committee member” were substituted for the word “Board of Directors”, and “director”, respectively, throughout such sections.

ARTICLE V

OFFICERS

Section 35. Officers. The corporation shall have a Chairman of the Board or a President or both, a Secretary, a Chief Financial Officer and such other officers with such titles and duties as the Board of Directors may determine. Any two or more offices may be held by the same person.

Section 36. Appointment. All officers shall be chosen and appointed by the Board of Directors; provided, however, the Board of Directors may empower the chief executive officer of the corporation to appoint such officers, other than Chairman of the Board, President, Secretary or Chief Financial Officer, as the business of the corporation may require. All officers shall serve at the pleasure of the Board of Directors, subject to the rights, if any, of an officer under a contract of employment.

Section 37. Inability to Act. In the case of absence or inability to act of any officer of the corporation or of any person authorized by these bylaws to act in such officer’s place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer, or any director or other person whom it may select, for such period of time as the Board of Directors deems necessary.

Section 38. Resignations. Any officer may resign at any time upon written notice to the corporation, without prejudice to the rights, if any, of the corporation under any contract to which such officer is a party. Such resignation shall be effective upon its receipt by the Chairman of the Board, the President, the Secretary or the Board of Directors, unless a different time is specified in the notice for effectiveness of such resignation. The acceptance of any such resignation shall not be necessary to make it effective unless otherwise specified in such notice.

Section 39. Removal. Any officer may be removed from office at any time, with or without cause, but subject to the rights, if any, of such officer under any contract of employment, by the Board of Directors or by any committee to whom such power of removal has been duly delegated, or, with regard to any officer who has been appointed by the chief executive officer pursuant to Section 36 above, by the chief executive officer or any other officer upon whom such power of removal may be conferred by the Board of Directors.

Section 40. Vacancies. A vacancy occurring in any office for any cause may be filled by the Board of Directors, in the manner prescribed by this Article of the bylaws for initial appointment to such office.

Section 41. Chairman of the Board. The Chairman of the Board, if there be such an officer, shall, if present, preside at all meetings of the Board of Directors and shall exercise and perform such other powers and duties as may be assigned from time to time by the Board of Directors or prescribed by these bylaws. If no President is appointed, the Chairman of the Board is the general manager and chief executive officer of the corporation, and shall exercise all powers of the President described in Section 42 below.

Section 42. President. Subject to such powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the general manager and chief executive officer of the corporation and shall have general supervision, direction, and control over the business and affairs of the corporation, subject to the control of the Board of Directors. The President may sign and execute, in the name of the corporation, any instrument authorized by the Board of Directors, except when the signing and execution thereof shall have been expressly delegated by the Board of Directors or by these bylaws to some other officer or agent of the corporation. The President shall have all the general powers and duties of management usually vested in the president of a corporation, and shall have such other powers and duties as may be prescribed from time to time by the Board of Directors or these bylaws. The President shall have discretion to prescribe the duties of other officers and employees of the corporation in a manner not inconsistent with the provisions of these bylaws and the directions of the Board of Directors.

Section 43. Vice Presidents. In the absence or disability of the President, in the event of a vacancy in the office of President, or in the event such officer refuses to act, the Vice President shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions on, the President. If at any such time the corporation has more than one vice president, the duties and powers of the President shall pass to each vice president in order of such vice president’s rank as fixed by the Board of Directors or. if the vice presidents are not so ranked, to the vice president designated by the Board of Directors. The vice presidents shall have such other powers and perform such other duties as may be prescribed for them from time to time by the Board of Directors or pursuant to Sections 35 and 36 of these bylaws or otherwise pursuant to these bylaws.

Section 44. Secretary. The Secretary shall:

(a) Keep, or cause to be kept, minutes of all meetings of the corporation’s shareholders, Board of Directors, and committees of the Board of Directors, if any. Such minutes shall be kept in written form.

(b) Keep, or cause to be kept, at the principal executive office of the corporation, or at the office of its transfer agent or registrar, if any, a record of the corporation’s shareholders, showing the names and addresses of all shareholders, and the number and classes of shares held by each. Such records shall be kept in written form or any other form capable of being converted into written form.

(c) Keep, or cause to be kept, at the principal executive office of the corporation, or if the principal executive office is not in California, at its principal business office in California, an original or copy of these bylaws, as amended.

(d) Give, or cause to be given, notice of all meetings of shareholders, directors and committees of the Board of Directors, as required by law or by these bylaws.

(e) Keep the seal of the corporation, if any, in safe custody.

(f) Exercise such powers and perform such duties as are usually vested in the office of secretary of a corporation, and exercise such other powers and perform such other duties as may be prescribed from time to time by the Board of Directors or these bylaws.

If any assistant secretaries are appointed, the assistant secretary, or one of the assistant secretaries in the order of their rank as fixed by the Board of Directors or, if they are not so ranked, the assistant secretary designated by the Board of Directors, in the absence or disability of the Secretary or in the event of such officer’s refusal to act or if a vacancy exists in the office of Secretary, shall perform the duties and exercise the powers of the Secretary and discharge such duties as may be assigned from time to time pursuant to these bylaws or by the Board of Directors.

Section 45. Chief Financial Officer. The Chief Financial Officer shall:

(a) Be responsible for all functions and duties of the treasurer of the corporation.

(b) Keep and maintain, or cause to be kept and maintained, adequate and correct books and records of account for the corporation.

(c) Receive or be responsible for receipt of all monies due and payable to the corporation from any source whatsoever; have charge and custody of, and be responsible for, all monies and other valuables of the corporation and be responsible for deposit of all such monies in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors or a duly appointed and authorized committee of the Board of Directors.

(d) Disburse or be responsible for the disbursement of the funds of the corporation as may be ordered by the Board of Directors or a duly appointed and authorized committee of the Board of Directors.

(e) Render to the chief executive officer and the Board of Directors a statement of the financial condition of the corporation if called upon to do so.

(f) Exercise such powers and perform such duties as are usually vested in the office of chief financial officer of a corporation, and exercise such other powers and perform such other duties as may be prescribed by the Board of Directors or these bylaws.

If any assistant financial officer is appointed, the assistant financial officer, or one of the assistant financial officers, if there are more than one, in the order of their rank as fixed by the Board of Directors or, if they are not so ranked, the assistant financial officer designated by the Board of Directors, shall, in the absence or disability of the Chief Financial Officer or in the event of such officer’s refusal to act, perform the duties and exercise the powers of the Chief Financial Officer, and shall have such powers and discharge such duties as may be assigned from time to time pursuant to these bylaws or by the Board of Directors.

Section 46. Compensation. The compensation of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving such compensation by reason of the fact that such officer is also a director of the corporation.

ARTICLE VI

CONTRACTS, LOANS, BANK ACCOUNTS, CHECKS AND DRAFTS

Section 47. Execution of Contracts and Other Instruments. Except as these bylaws may otherwise provide, the Board of Directors or its duly appointed and authorized committee may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authorization may be general or confined to specific instances. Except as so authorized or otherwise expressly provided in these bylaws, no officer, agent, or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

Section 48. Loans. No loans shall be contracted on behalf of the corporation and no negotiable paper shall be issued in its name, unless and except as authorized by the Board of Directors or its duly appointed and authorized committee. When so authorized by the Board of Directors or such committee, any officer or agent of the corporation may effect loans and advances at any time for the corporation from any bank, trust company, or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other evidences of indebtedness of the corporation and, when authorized as aforesaid, may mortgage, pledge, hypothecate or transfer any and all stocks, securities and other property, real or personal, at any time held by the corporation, and to that end endorse, assign and deliver the same as security for the payment of any and all loans, advances, indebtedness, and liabilities of the corporation. Such authorization may be general or confined to specific instances.

Section 49. Bank Accounts. The Board of Directors or its duly appointed and authorized committee from time to time may authorize the opening and keeping of general and/or special bank accounts with such banks, trust companies, or other depositaries as may be selected by the Board of Directors, its duly appointed and authorized committee or by any officer or officers, agent or agents, of the corporation to whom such power may be delegated from time to time by the Board of Directors. The Board of Directors or its duly appointed and authorized committee may make such rules and regulations with respect to said bank accounts, not inconsistent with the provisions of these bylaws, as are deemed advisable.

Section 50. Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, notes, acceptances or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents, of the corporation, and in such manner, as shall be determined from time to time by resolution of the Board of Directors or its duly appointed and authorized committee. Endorsements for deposit to the credit of the corporation in any of its duly authorized depositaries may be made, without counter-signature, by the President or any vice president or the Chief Financial Officer or any assistant financial officer or by any other officer or agent of the corporation to whom the Board of Directors or its duly appointed and authorized committee, by resolution, shall have delegated such power or by hand-stamped impression in the name of the corporation.

ARTICLE VII

CERTIFICATES FOR SHARES AND THEIR TRANSFER

Section 51. Certificate for Shares. Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the Chairman or Vice Chairman of the Board or the President or a Vice President and by the Chief Financial Officer or an assistant financial officer or by the Secretary or an assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

In the event that the corporation shall issue any shares as only partly paid, the certificate issued to represent such partly paid shares shall have stated thereon the total consideration to be paid for such shares and the amount paid thereon.

Section 52. Transfer on the Books. Upon surrender to the Secretary or transfer agent (if any) of the corporation of a certificate for shares of the corporation duly endorsed, with reasonable assurance that the endorsement is genuine and effective, or accompanied by proper evidence of succession, assignment or authority to transfer and upon compliance with applicable federal and state securities laws and if the corporation has no statutory duty to inquire into adverse claims or has discharged any such duty and if any applicable law relating to the collection of taxes has been complied with, it shall be the duty of the corporation, by its Secretary or transfer agent, to cancel the old certificate, to issue a new certificate to the person entitled thereto and to record the transaction on the books of the corporation.

Section 53. Lost, Destroyed and Stolen Certificates. The holder of any certificate for shares of the corporation alleged to have been lost, destroyed or stolen shall notify the corporation by making a written affidavit or affirmation of such fact. Upon receipt of said affidavit or affirmation the Board of Directors, or its duly appointed and authorized committee or any officer or officers authorized by the Board so to do, may order the issuance of a new certificate for shares in the place of any certificate previously issued by the corporation and which is alleged to have been lost, destroyed or stolen. However, the Board of Directors or such authorized committee, officer or officers may require the owner of the allegedly lost, destroyed or stolen certificate, or such owner’s legal representative, to give the corporation a bond or other adequate security sufficient to indemnify the corporation and its transfer agent and/or registrar, if any, against any claim that may be made against it or them on account of such allegedly lost, destroyed or stolen certificate or the replacement thereof. Said bond or other security shall be in such amount, on such terms and conditions and, in the case of a bond, with such surety or sureties as may be acceptable to the Board of Directors or to its duly appointed and authorized committee or any officer or officers authorized by the Board of Directors to determine the sufficiency thereof. The requirement of a bond or other security may be waived in particular cases at the discretion of the Board of Directors or its duly appointed and authorized committee or any officer or officers authorized by the Board of Directors so to do.

Section 54. Issuance, Transfer and Registration of Shares. The Board of Directors may make such rules and regulations, not inconsistent with law or with these bylaws, as it may deem advisable concerning the issuance, transfer and registration of certificates for shares of the capital stock of the corporation. The Board of Directors may appoint a transfer agent or registrar of transfers, or both, and may require all certificates for shares of the corporation to bear the signature of either or both.

ARTICLE VIII

INSPECTION OF CORPORATE RECORDS

Section 55. Inspection by Directors. Every director shall have the absolute right at any reasonable time to inspect and copy all books, records, and documents of every kind of the corporation and any of its subsidiaries and to inspect the physical properties of the corporation and any of its subsidiaries. Such inspection may be made by the director in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

Section 56. Inspection by Shareholders.

(a) Inspection of Corporate Records.

(1) A shareholder or shareholders holding at least five (5%) percent in the aggregate of the outstanding voting shares of the corporation or who hold at least one percent of such voting shares and have filed a Schedule 14B with the United States Securities and Exchange Commission relating to the election of directors of the corporation shall have an absolute right to do either or both of the following:

(i) Inspect and copy the record of shareholders’ names and addresses and shareholdings during usual business hours upon five (5) business days’ prior written demand upon the corporation; or

(ii) Obtain from the transfer agent, if any, for the corporation, upon five business days’ prior written demand and upon the tender of its usual charges for such a list (the amount of which charges shall be stated to the shareholder by the transfer agent upon request), a list of the shareholders’ names and addresses who are entitled to vote for the election of directors and their shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the shareholder subsequent to the date of demand.

(2) The record of shareholders shall also be open to inspection and copying by any shareholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the corporation, for a purpose reasonably related to such holder’s interest as a shareholder or holder of a voting trust certificate.

(3) The accounting books and records and minutes of proceedings of the shareholders and the Board of Directors and of any committees of the Board of Directors of the corporation and of each of its subsidiaries shall be open to inspection, copying and making extracts upon written demand on the corporation of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder’s interests as a shareholder or as a holder of such voting trust certificate.

(4) Any inspection, copying, and making of extracts under this subsection (a) may be done in person or by agent or attorney.

(b) Inspection of Bylaws. The original or a copy of these bylaws shall be kept as provided in Section 44 of these bylaws and shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is not in California, and the corporation has no principal business office in the state of California, a current copy of these bylaws shall be furnished to any shareholder upon written request.

Section 57. Written Form. If any record subject to inspection pursuant to Section 56 above is not maintained in written form, a request for inspection is not complied with unless and until the corporation at its expense makes such record available in written form.

ARTICLE IX

MISCELLANEOUS

Section 58. Fiscal Year. Unless otherwise fixed by resolution of the Board of Directors, the fiscal year of the corporation shall end on the 31st day of December in each calendar year.

Section 59. Annual Report.

(a) Subject to the provisions of Section 59(b) below, the Board of Directors shall cause an annual report to be sent to each shareholder of the corporation in the manner provided in Section 9 of these bylaws not later than one hundred twenty (120) days after the close of the corporation’s fiscal year. Such report shall include a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year, accompanied by any report thereon of independent accountants or, if there is no such report, the certificate of an authorized officer of the corporation that such statements were prepared without audit from the books and records of the corporation. When there are more than 100 shareholders of record of the corporation’s shares, as determined by Section 605 of the California Corporations Code, additional information as required by Section 1501(b) of the California Corporations Code shall also be contained in such report, provided that if the corporation has a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, that Act shall take precedence. Such report shall be sent to shareholders at least fifteen (15) (or, if sent by third-class mail, thirty-five (35)) days prior to the next annual meeting of shareholders after the end of the fiscal year to which it relates.

(b) If and so long as there are fewer than 100 holders of record of the corporation’s shares, the requirement of sending of an annual report to the shareholders of the corporation is hereby expressly waived.

Section 60. Record Date. The Board of Directors may fix a time in the future as a record date for the determination of the shareholders entitled to notice of or to vote at any meeting or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any change, conversion or exchange of shares or entitled to exercise any rights in respect of any other lawful action. The record date so fixed shall not be more than sixty (60) days nor less than ten (10) days prior to the date of the meeting nor more than sixty (60) days prior to any other action or event for the purpose of which it is fixed. If no record date is fixed, the provisions of Section 15 of these bylaws shall apply with respect to notice of meetings, votes, and consents and the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolutions relating thereto, or the sixtieth (60th) day prior to the date of such other action or event, whichever is later.

Only shareholders of record at the close of business on the record date shall be entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Articles of Incorporation, by agreement or by law.

Section 61. Bylaw Amendments. Except as otherwise provided by law or Section 19 of these bylaws, these bylaws may be amended or repealed by the Board of Directors or by the affirmative vote of a majority of the outstanding shares entitled to vote, including, if applicable, the affirmative vote of a majority of the outstanding shares of each class or series entitled by law or the Articles of Incorporation to vote as a class or series on the amendment or repeal or adoption of any bylaw or bylaws; provided, however, after issuance of shares, a bylaw specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable board or vice versa may only be adopted by approval of the outstanding shares as provided herein.

Section 62. Construction and Definition. Unless the context requires otherwise, the general provisions, rules of construction, and definitions contained in the California Corporations Code shall govern the construction of these bylaws.

Without limiting the foregoing, “shall” is mandatory and “may” is permissive.

ARTICLE X

INDEMNIFICATION

Section 63. Indemnification of Directors, Officers, Employees And Other Agents.

(a) Directors and Executive Officers. The corporation shall indemnify its directors and executive officers to the fullest extent not prohibited by the California General Corporation Law; provided, however, that the corporation may limit the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person or any proceeding by such person against the corporation or its directors, officers, employees or other agents unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the board of directors of the corporation or (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the California General Corporation Law.

(b) Other Officers, Employees and Other Agents. The corporation shall have the power to indemnify its other officers, employees and other agents as set forth in the California General Corporation Law.

(c) Determination by the Corporation. Promptly after receipt of a request for indemnification hereunder (and in any event within ninety (90) days thereof) a reasonable, good faith determination as to whether indemnification of the director or executive officer is proper under the circumstances because such director or executive officer has met the applicable standard of care shall be made by:

(1) a majority vote of a quorum consisting of directors who are not parties to such proceeding;

(2) if such quorum is not obtainable, by independent legal counsel in a written opinion; or

(3) approval or ratification by the affirmative vote of a majority of the shares of this corporation represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) or by written consent of a majority of the outstanding shares entitled to vote; where in each case the shares owned by the person to be indemnified shall not be considered entitled to vote thereon.

(d) Good Faith.

(1) For purposes of any determination under this bylaw, a director or executive officer shall be deemed to have acted in good faith and in a manner he reasonably believed to be in the best interests of the corporation and its shareholders, and. with respect to any criminal action or proceeding, to have had no reasonable cause to believe that his conduct was unlawful, if his action is based on information, opinions, reports and statements, including financial statements and other financial data, in each case prepared or presented by:

(i) one or more officers or employees of the corporation whom the director or executive officer believed to be reliable and competent in the matters presented;

(ii) counsel, independent accountants or other persons as to matters which the director or executive officer believed to be within such person’s professional competence; and

(iii) with respect to a director, a committee of the Board upon which such director does not serve, as to matters within such committee’s designated authority, which committee the director believes to merit confidence; so long as, in each case, the director or executive officer acts without knowledge that would cause such reliance to be unwarranted.

(2) The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in the best interests of the corporation and its shareholders or that he had reasonable cause to believe that his conduct was unlawful.

(3) The provisions of this paragraph (d) shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth by the California General Corporation Law.

(e) Expenses. The corporation shall advance, prior to the final disposition of any proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it shall be determined ultimately that such person is not entitled to be indemnified under this bylaw or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (f) of this bylaw, no advance shall be made by the corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding (or, if no such quorum exists, by independent legal counsel in a written opinion) that the facts known to the decision making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in the best interests of the corporation and its shareholders.

(f) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or executive officer. Any right to indemnification or advances granted by this bylaw to a director or executive officer shall be enforceable by or on behalf of the person holding such right in the forum in which the proceeding is or was pending or, if such forum is not available or a determination is made that such forum is not convenient, in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. The corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the California General Corporation Law for the corporation to indemnify the claimant for the amount claimed. Neither the failure of the corporation (including its board of directors, independent legal counsel or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the California General Corporation Law, nor an actual determination by the corporation (including its board of directors, independent legal counsel or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

(g) Non-Exclusivity of Rights. To the fullest extent permitted by the corporation’s Articles of Incorporation and the California General Corporation Law, the rights conferred on any person by this bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, bylaws, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent permitted by the California General Corporation Law and the corporation’s Articles of Incorporation.

(h) Survival of Rights. The rights conferred on any person by this bylaw shall continue as to a person who has ceased to be a director or executive officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

(i) Insurance. The corporation, upon approval by the board of directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this bylaw.

(j) Amendments. Any repeal or modification of this bylaw shall only be prospective and shall not affect the rights under this bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

(k) Employee Benefit Plans. The corporation shall indemnify the directors and officers of the corporation who serve at the request of the corporation as trustees, investment managers or other fiduciaries of employee benefit plans to the fullest extent permitted by the California General Corporation Law.

(l) Saving Clause. If this bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and executive officer to the fullest extent permitted by any applicable portion of this bylaw that shall not have been invalidated, or by any other applicable law.

(m) Certain Definitions. For the purposes of this bylaw, the following definitions shall apply:

(1) The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement and appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative.

(2) The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding, including expenses of establishing a right to indemnification under this bylaw or any applicable law.

(3) The term the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(4) References to a “director,” “officer,” “employee,” or “agent” of the corporation shall include, without limitation, situations where such person is or was serving at the request of the corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

ARTICLE XI

RIGHT OF FIRST REFUSAL

Section 64. Right of First Refusal. No shareholder shall sell, assign, pledge, or in any manner transfer any of the shares of stock of the corporation or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except by a transfer which meets the requirements hereinafter set forth in this bylaw:

(a) If the shareholder desires to sell or otherwise transfer any of his shares of stock, then the shareholder shall first give written notice thereof to the corporation. The notice shall name the proposed transferee and state the number of shares to be transferred, the proposed consideration, and all other terms and conditions of the proposed transfer.

(b) For thirty (30) days following receipt of such notice, the corporation shall have the option to purchase all (but not less than all) of the shares specified in the notice at the price and upon the terms set forth in such notice; provided, however, that, with the consent of the shareholder, the corporation shall have the option to purchase a lesser portion of the shares specified in said notice at the price and upon the terms set forth therein. In the event of a gift, property settlement or other transfer in which the proposed transferee is not paying the full price for the shares, and that is not otherwise exempted from the provisions of this Section 64, the price shall be deemed to be the fair market value of the stock at such time as determined in good faith by the Board of Directors. In the event the corporation elects to purchase all of the shares or, with consent of the shareholder, a lesser portion of the shares, it shall give written notice to the transferring shareholder of its election and settlement for said shares shall be made as provided below in paragraph (d).

(c) The corporation may assign its rights hereunder.

(d) In the event the corporation and/or its assignee(s) elect to acquire any of the shares of the transferring shareholder as specified in said transferring shareholder’s notice, the Secretary of the corporation shall so notify the transferring shareholder and settlement thereof shall be made in cash within thirty (30) days after the Secretary of the corporation receives said transferring shareholder’s notice; provided that if the terms of payment set forth in said transferring shareholder’s notice were other than cash against delivery, the corporation and/or its assignee(s) shall pay for said shares on the same terms and conditions set forth in said transferring shareholder’s notice.

(e) In the event the corporation and/or its assignees(s) do not elect to acquire all of the shares specified in the transferring shareholder’s notice, said transferring shareholder may, within the sixty-day period following the expiration of the option rights granted to the corporation and/or its assignees(s) herein, transfer the shares specified in said transferring shareholder’s notice which were not acquired by the corporation and/or its assignees(s) as specified in said transferring shareholder’s notice. All shares so sold by said transferring shareholder shall continue to be subject to the provisions of this bylaw in the same manner as before said transfer.

(f) Anything to the contrary contained herein notwithstanding, the following transactions shall be exempt from the provisions of this bylaw:

(1) A shareholder’s transfer of any or all shares held either during such shareholder’s lifetime or on death by will or intestacy to such shareholder’s immediate family or to any custodian or trustee for the account of such shareholder or such shareholder’s immediate family. “Immediate family” as used herein shall mean spouse, lineal descendant, father, mother, brother, or sister of the shareholder making such transfer.

(2) A shareholder’s bona fide pledge or mortgage of any shares with a commercial lending institution, provided that any subsequent transfer of said shares by said institution shall be conducted in the manner set forth in this bylaw.

(3) A shareholder’s transfer of any or all of such shareholder’s shares to the corporation or to any other shareholder of the corporation.

(4) A shareholder’s transfer of any or all of such shareholder’s shares to a person who, at the time of such transfer, is an officer or director of the corporation.

(5) A corporate shareholder’s transfer of any or all of its shares pursuant to and in accordance with the terms of any merger, consolidation, reclassification of shares or capital reorganization of the corporate shareholder, or pursuant to a sale of all or substantially all of the stock or assets of a corporate shareholder.

(6) A corporate shareholder’s transfer of any or all of its shares to any or all of its shareholders.

(7) A transfer by a shareholder which is a limited or general partnership to any or all of its partners or former partners.

In any such case, the transferee, assignee, or other recipient shall receive and hold such stock subject to the provisions of this bylaw, and there shall be no further transfer of such stock except in accord with this bylaw.

(g) The provisions of this bylaw may be waived with respect to any transfer either by the corporation, upon duly authorized action of its Board of Directors, or by the shareholders, upon the express written consent of the owners of a majority of the voting power of the corporation (excluding the votes represented by those shares to be transferred by the transferring shareholder). This bylaw may be amended or repealed either by a duly authorized action of the Board of Directors or by the shareholders, upon the express written consent of the owners of a majority of the voting power of the corporation.

(h) Any sale or transfer, or purported sale or transfer, of securities of the corporation shall be null and void unless the terms, conditions, and provisions of this bylaw are strictly observed and followed.

(i) The foregoing right of first refusal shall terminate on either of the following dates, whichever shall first occur:

(1) On September 30, 2007; or

(2) Upon the date securities of the corporation are first offered to the public pursuant to a registration statement filed with, and declared effective by, the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.

(j) The certificates representing shares of stock of the corporation shall bear on their face the following legend so long as the foregoing right of first refusal remains in effect:

“the shares represented by this Certificate are subject to a right of first refusal option in favor of the Corporation and/or its Assignee(s), as provided in the Bylaws of the Corporation.”

ARTICLE XII

LOANS OF OFFICERS AND OTHERS

Section 65. Certain Corporate Loans and Guaranties. If the corporation has outstanding shares held of record by 100 or more persons on the date of approval by the Board of Directors, the corporation may make loans of money or property to, or guarantee the obligations of, any officer of the corporation or its parent or any subsidiary, whether or not a director of the corporation or its parent or any subsidiary, or adopt an employee benefit plan or plans authorizing such loans or guaranties, upon the approval of the Board of Directors alone, by a vote sufficient without counting the vote of any interested director or directors, if the Board of Directors determines that such a loan or guaranty or plan may reasonably be expected to benefit the corporation. Notwithstanding the foregoing, the corporation shall have the power to make loans permitted by the California Corporations Code.

AMENDED AND RESTATED

BYLAWS

OF

DERMTECH INTERNATIONAL

(a California Corporation)

i

ii

ARTICLE I

OFFICES

Section 1.1 Principal Executive Office.

The Board of Directors shall fix the location of the principal executive office of the corporation at any place within or outside the State of California and may change said principal office from one location to another. If the principal executive office is located outside California and the corporation has one or more business offices in California, then the Board of Directors shall fix and designate a principal business office in California.

Section 1.2 Other Offices.

Branch or subordinate offices may at any time be established by the Board of Directors at any place or places where the corporation is qualified to do business.

ARTICLE II

MEETINGS OF SHAREHOLDERS

Section 2.1 Place of Meetings.

All meetings of shareholders shall be held either at the principal executive office or at any other place within or without the State of California which may be designated either by the Board of Directors or by the written consent of a majority of the shareholders entitled to vote thereat as determined pursuant to Section 6.1 of these Bylaws given either before or after the meeting. If authorized by the Board of Directors (in its sole discretion) and subject to the requirement of consent in clause (b) of Section 20 of the California Corporations Code and any guidelines and procedures adopted by the Board of Directors, shareholders not physically present in person or by proxy at a meeting of shareholders may, by electronic transmission by and to the corporation or by electronic video communication, participate in a meeting of shareholders, be deemed present in person or by proxy and vote, whether that meeting is to be held at a designated place or in whole or in part by means of electronic transmission by and to the corporation or by electronic video communication.

Section 2.2 Annual Meetings.

The annual meetings of shareholders shall be held on such day and at such hour as may be fixed by the Board of Directors. At such meeting, Directors shall be elected, and any other proper business may be transacted.

Section 2.3 Special Meetings.

Special meetings of the shareholders may be called at any time by the Board of Directors, the Chairman of the Board, the President, or by the holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting. Notice of such special meeting shall be given in

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the same manner as for the annual meeting of shareholders. Notices of any special meetings shall specify in addition to the place, date and hour of such meeting, the general nature of the business to be transacted thereat.

Section 2.4 Meetings by Electronic Transmission or Electronic Video Communication. A meeting of shareholders may be conducted, in whole or in part, by electronic transmission by and to the corporation or by electronic video communication if:

(a) the corporation implements reasonable measures to provide shareholders (in person or by proxy) a reasonable opportunity to participate in the meeting and to vote on matters submitted to shareholders; and

(b) a record of vote or action is maintained by the corporation if any shareholder votes or other shareholder action is taken at the meeting by means of electronic transmission to the corporation or electronic video communication.

Any request by the corporation to a shareholder pursuant to clause (b) of Section 20 of the California Corporations Code for consent to conduct a meeting of shareholders by electronic transmission by and to the corporation shall include a notice that, absent consent of the shareholder pursuant to such clause, the meeting will be held at a physical location.

Section 2.5 Notice of Meetings or Reports.

Written notice of each meeting of shareholders shall be given not less than ten (10) days nor more than sixty (60) days before the date of the meeting to each shareholder entitled to vote thereat. Such notice shall be given either personally or by mail or other means of written communication, addressed or delivered to each shareholder entitled to vote at such meeting at the address of such shareholder appearing on the books of the corporation or given by him to the corporation for the purpose of such notice. If no such address appears or is given, notice shall be given either personally or by mail or other means of written communication addressed to the shareholder at the place where the principal executive office of the corporation is located, or by publication at least once in a newspaper of general circulation in the county in which said office is located. The notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication.

The same procedure for the giving of notice shall apply to the giving of any report to shareholders.

All such notices shall state the place, the date and the hour of such meeting, and shall state such matters, if any, as may be expressly required by the California Corporations Code.

Upon request by any person or persons entitled to call a special meeting, the Chairman of the Board, President, Vice President or Secretary shall within twenty (20) days after receipt of the request cause notice to be given to the shareholders entitled to vote that a special meeting will be held at a time requested by the person or persons calling the meeting, but not less than thirty-five (35) nor more than sixty (60) days after receipt of the request.

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All other notices shall be sent by the Secretary or an Assistant Secretary, or if there be no such officer, or in the case of his neglect or refusal to act, by any other officer, or by persons calling the meeting.

Section 2.6 Adjourned Meetings and Notice Thereof.

Any shareholders’ meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, represented either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting, except as provided in Section 2.8 of these Bylaws.

When a shareholders’ meeting is adjourned to another time or place, notice of the adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken; except that if the adjournment is for more than forty-five (45) days or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote thereat.

At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

Section 2.7 Voting.

Except as otherwise provided in the Articles of Incorporation and subject to Section 6.1 of these Bylaws, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote of shareholders. Vote may be viva voce or by ballot; provided, however, that elections for Directors must be by ballot upon demand made by a shareholder at the meeting and before the voting begins.

Every shareholder entitled to vote at any election for Directors may cumulate his, her or its votes and give one candidate a number of votes equal to the number of Directors to be elected, multiplied by the number of votes to which his shares are entitled, or to distribute his, her or its votes on the same principle among as many candidates as he thinks fit, provided that no shareholder shall be entitled to cumulate votes unless such candidate or candidates names have been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder’s intention to cumulate the shareholder’s votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. The candidates receiving the highest number of votes of the shares entitled to be voted for them, up to the number of Directors to be elected by such shares, shall be elected.

Any holder of shares entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, other than elections to office, but, if the shareholder fails to specify the number of shares such shareholder is voting affirmatively, it shall be conclusively presumed that the shareholder’s approving vote is with respect to all shares said shareholder is entitled to vote.

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Section 2.8 Quorum.

A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on any matter shall be the act of the shareholders, unless otherwise required by the Articles of Incorporation or the California Corporations Code.

The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 2.9 Consent of Absentees.

The transactions of any meeting of shareholders, if not duly called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the shareholders entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when a person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened; provided, that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law or these Bylaws to be included in the notice but not so included if such objection is expressly made at the meeting.

Section 2.10 Action Without Meeting.

Any action which may be taken at any meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the actions so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted; provided, that except to fill a vacancy as provided in Section 3.6 of these Bylaws, Directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of Directors.

Unless the consents of all shareholders entitled to vote have been solicited in writing, notice of the following actions approved by shareholders without a meeting by less than unanimous written consent shall be given to those shareholders entitled to vote who have not consented in writing at least ten (10) days before the consummation of the action authorized by such approval:

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(a) approval of a contract or other transaction between the corporation and one or more of its Directors, or between the corporation and any corporation, firm or association in which one or more of its Directors has a material financial interest.

(b) approval of any indemnification to be made by the corporation of a person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person was or is an agent of the corporation.

(c) approval of the principal terms of a reorganization.

(d) approval of a plan of distribution of the shares, obligations or securities of any other corporation, or assets other than money, which is not in accordance with the liquidation rights of the preferred shares as specified in the Articles of Incorporation or a Certificate of Determination.

Unless the consents of all shareholders entitled to vote have been solicited in writing, prompt notice of the taking of any corporate action not listed above which is approved by shareholders without a meeting by less than unanimous written consent, shall be given to those shareholders entitled to vote who have not consented in writing.

Such notice shall be given as provided in Section 2.5 of these Bylaws.

Section 2.11 Proxies.

Every person entitled to vote shares may authorize another person or persons to act by proxy with respect to such shares. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy.

ARTICLE III

DIRECTORS

Section 3.1 Powers.

Subject to the limitations stated in the Articles of Incorporation, these Bylaws, and the California Corporations Code as to actions which shall be approved by the shareholders or by the affirmative vote of a majority of the outstanding shares entitled to vote, and subject to the duties of Directors as prescribed by the California Corporations Code, all corporate powers shall be exercised by, or under the direction of, and the business and affairs of the corporation shall be managed by, the Board of Directors.

Section 3.2 Number of Directors.

The authorized number or minimum number of Directors of the corporation shall not be less than three (3) nor more than five (5), with the number initially set at four (4); provided, however, that if the corporation has no more than one shareholder, the number may be one, and if the corporation has no more than two shareholders, the number may be two. The exact number of Directors may be fixed within the limits specified in this Section 3.2 by an

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amendment to these Bylaws duly adopted by the shareholders or by resolution of the Board of Directors. The minimum or maximum number of Directors provided in this Section 3.2 may be changed or a definite number fixed without provision for an indefinite number, by an amendment to these Bylaws duly adopted by the affirmative vote of a majority of the outstanding shares entitled to vote; provided, however, that the number or minimum number of directors shall not be less than three except that, so long as the corporation has no more than one shareholder, the number may be one, and so long as the corporation has no more than two shareholders, the number may be two.

Section 3.3 Election and Term of Office.

The Directors shall be elected at each annual meeting of shareholders, but if any such annual meeting is not held, or the Directors are not elected thereat, the Directors may be elected at any special meeting of the shareholders held for that purpose. All Directors shall hold office until the expiration of the term for which elected and until their respective successors are elected, except in the case of the death, resignation or removal of any Director. A Director need not be a shareholder.

Section 3.4 Resignation.

Any Director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

Section 3.5 Removal.

The entire Board of Directors or any individual Director may be removed from office, prior to the expiration of their or his term of office only in the manner and within the limitations provided by the California Corporations Code.

No reduction of the authorized number of Directors shall have the effect of removing any Director prior to the expiration of such Director’s term of office.

Section 3.6 Vacancies.

A vacancy in the Board of Directors shall be deemed to exist (i) in case of the death, resignation or removal of any Director, (ii) if the Board of Directors by resolution declares vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony, (iii) if the authorized number of Directors is increased, or (iv) if the shareholders fail at any annual or special meeting of shareholders at which any Director or Directors are elected to elect the full authorized number of Directors to be voted for at that meeting.

Vacancies in the Board of Directors may be filled by a majority of the remaining Directors, or if the number of Directors then in office is less than a quorum by (i) unanimous

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written consent of the Directors then in office, (ii) the affirmative vote of a majority of the Directors then in office at a meeting held pursuant to notice or waivers of notice, or (iii) a sole remaining Director; however, a vacancy created by the removal of a Director by the vote or written consent of the shareholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum), or by the unanimous written consent of all shares entitled to vote thereon. Each Director so elected shall hold office until the expiration of the term for which he was elected and until his successor is elected at an annual or a special meeting of the shareholders, or until his death, resignation or removal.

The shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors. Any such election by written consent other than to fill a vacancy created by removal requires the consent of the holders of a majority of the outstanding shares entitled to vote.

Section 3.7 Organization Meeting.

Immediately after each annual meeting of shareholders, the Board of Directors shall hold a regular meeting for the purpose of organization, the election of officers and the transaction of other business. No notice of such meeting need be given.

Section 3.8 Other Regular Meetings.

The Board of Directors may provide by resolution the time and place for the holding of regular meetings of the Board; provided, however, that if the date so designated falls upon a legal holiday, then the meeting shall be held at the same time and place on the next succeeding day which is not a legal holiday. No notice of such regular meetings of the Board need be given.

Section 3.9 Calling Meetings.

Meetings of the Board of Directors for any purpose or purposes shall be held whenever called by the Chairman of the Board, the President or the Secretary or any two Directors of the corporation.

Section 3.10 Place of Meetings.

Meetings of the Board of Directors shall be held at any place within or without the State of California which may be designated in the notice of the meeting, or, if not stated in the notice or if there is no notice, designated by resolution of the Board. In the absence of such designation, meetings of the Board of Directors shall be held at the principal executive office of the corporation.

Section 3.11 Meetings by Conference Telephone or Other Communications Equipment.

So long as permitted by statute, Directors may participate in a regular or special meeting through use of conference telephone, electronic video communication or electronic transmission by and to the corporation. Participation in a meeting through the use of conference telephone or

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electronic video communication shall constitute presence in person at that meeting as long as all Directors participating in the meeting are able to hear one another. Participation through electronic transmission by or to the corporation (other than by conference telephone or electronic video communication) constitutes presence in person if: (1) each Director participating in the meeting can communicate with all of the other Directors concurrently; and (2) each Director is provided the means of participating in all matters before the Board of Directors, including, without limitation, the capacity to propose, or to interpose an objection to, a specified action to be taken by the corporation.

Section 3.12 Notice of Special Meetings.

Written notice of the time and place of special meetings of the Board of Directors shall be delivered personally to each Director, or sent to each Director by mail, or by telephone (including a voice messaging system or by electronic transmission by the corporation). In case such notice is sent by mail, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally, or by telephone (including a voice messaging system or by electronic transmission by the corporation), it shall be so delivered at least forty-eight (48) hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate it to the Director. Such notice may be given by the Secretary of the corporation or by the persons who called said meeting. Such notice need not specify the purpose of the meeting, and notice shall not be necessary if appropriate waivers, consents and/or approvals are filed in accordance with Section 3.13 of these Bylaws.

Section 3.13 Waiver of Notice.

Notice of a meeting need not be given to any Director who signs a waiver of notice, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Director.

The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 3.14 Action Without Meeting.

Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board. Such action by written consent shall have the same force and effect as a unanimous vote of such Directors.

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Section 3.15 Quorum.

A majority of the authorized number of Directors shall constitute a quorum for the transaction of business. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present shall be the act of the Board of Directors, unless the Articles of Incorporation or the California Corporations Code specifically requires a greater number. In the absence of a quorum at any meeting of the Board of Directors, a majority of the Directors present may adjourn the meeting as provided in Section 3.16 of these Bylaws. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of enough Directors to leave less than a quorum, if any action taken is approved by at least a majority of the required quorum for such meeting.

Section 3.16 Adjournment.

Any meeting of the Board of Directors, whether or not a quorum is present, may be adjourned to another time and place by the vote of a majority of the Directors present. Notice of the time and place of the adjourned meeting need not be given to absent Directors if said time and place are fixed at the meeting adjourned.

Section 3.17 Inspection Rights.

Every Director shall have the absolute right at any time to inspect, copy and make extra copies of, in person or by agent or attorney, all books, records and documents of every kind and to inspect the physical properties of the corporation.

Section 3.18 Fees and Compensation.

Directors shall not receive any stated salary for their services as Directors, but, by resolution of the Board, a fixed fee, with or without expenses of attendance, may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any Director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

Section 3.19 WSIG Shadow Seat. In the event Western States Investment Group, or any of its successors or assignees, at any time exercises its right to designate a member of the Company’s Board of Directors pursuant to that certain Recapitalization Plan dated September 13, 2005, and such designee is duly elected to the Board of Directors (the “WSIG Director”), then no act or decision done or made by a majority of the Directors shall be valid, unless such act or decision is done or made by majority of the Directors present, not counting the WSIG Director.

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ARTICLE IV

EXECUTIVE COMMITTEE AND OTHER COMMITTEES

Section 4.1 Executive Committee.

The Board of Directors may, by resolution adopted by a majority of the authorized number of Directors, appoint an executive committee, consisting of two or more Directors. The Board may designate one or more Directors as an alternate member of such committee, who may replace any absent member of any meeting of the committee. The executive committee, subject to any limitations imposed by the California Corporations Code, or by resolution adopted by the affirmative vote of a majority of the authorized number of Directors, or imposed by the Articles of Incorporation or by these Bylaws, shall have and may exercise all of the powers of the Board of Directors. The WSIG Director is not eligible to be nominated for, or to serve on, the executive committee.

Section 4.2 Other Committees.

The Board of Directors may, by resolution adopted by a majority of the authorized number of Directors, designate such other committees, each consisting of two or more Directors, as it may from time to time deem advisable to perform such general or special duties as may from time to time be delegated to any such committee by the Board of Directors, subject to the limitations contained in the California Corporations Code, or imposed by the Articles of Incorporation or by these Bylaws. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent member at any meeting of the committee.

Section 4.3 Minutes and Reports.

Each committee shall keep regular minutes of its proceedings, which shall be filed with the Secretary. All action by any committee shall be reported to the Board of Directors at the next meeting thereof, and, insofar as rights of third parties shall not be affected thereby, shall be subject to revision and alteration by the Board of Directors.

Section 4.4 Meetings.

Except as otherwise provided in these Bylaws or by resolution of the Board of Directors, each committee shall adopt its own rules governing the time and place of holding and the method of calling its meetings and the conduct of its proceedings and shall meet as provided by such rules, and it shall also meet at the call of any member of the committee. Unless otherwise provided by such rules or by resolution of the Board of Directors, committee meetings shall be governed by Sections 3.11, 3.12 and 3.13 of these Bylaws. Any action required or permitted to be taken by the a committee may be taken without a meeting, if all members of the committee shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board. Such action by written consent shall have the same force and effect as a unanimous vote of such committee members.

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Section 4.5 Term of Office of Committee Members.

The term of office of any committee member shall be as provided in the resolution of the Board of Directors designating him but shall not exceed his term as a Director. Any member of a committee may be removed at any time by resolution adopted by Directors holding a majority of the directorships, either present at a meeting of the Board or by written approval thereof.

ARTICLE V

OFFICERS

Section 5.1 Officers.

The officers of the corporation shall be a President, a Secretary, and a Treasurer, who shall be the Chief Financial Officer of the corporation. The corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3. One person may hold two or more offices.

Section 5.2 Election.

The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these bylaws, shall be chosen annually by the Board of Directors, and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be elected and qualified.

Section 5.3 Subordinate Officers, etc.

The Board of Directors may appoint such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

Section 5.4 Removal and Resignation.

Any officer may be removed, either with or without cause, by a majority of the Directors at the time in office, at any regular or special meeting of the Board, or, except in case of an officer elected by the Board of Directors, by an officer upon whom such power of removal may be conferred by the Board of Directors.

Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

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Section 5.5 Vacancies.

A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner described in these Bylaws for regular appointments to such office.

Section 5.6 Chairman of the Board.

The Chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the Board of Directors, and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these Bylaws.

Section 5.7 President.

Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the general manager and chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and officers of the corporation. He shall preside at all meetings of the shareholders. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or by these Bylaws.

Section 5.8 Vice President.

In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to, all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or these Bylaws.

Section 5.9 Secretary.

The Secretary shall keep, or cause to be kept, a book of minutes in written form of the proceedings of the Board of Directors, committees of the Board, and shareholders. Such minutes shall include all waivers of notice, consents to the holding of meetings, or approvals of the minutes of meetings executed pursuant to these Bylaws or the California Corporations Code. The Secretary shall keep, or cause to be kept at the principal executive office or at the office of the corporation’s transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each.

The Secretary shall give or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required by these Bylaws or by law to be given, and shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

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Section 5.10 Treasurer and Chief Financial Officer.

The Treasurer and Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of account in written form or any other form capable of being converted into written form.

The Treasurer and Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors. He shall disburse all funds of the corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of his transactions as Treasurer and Chief Financial Officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

Section 5.11 Assistant Secretary.

The Assistant Secretary shall have all the powers, and perform all the duties of, the Secretary in the absence or inability of the Secretary to act.

Section 5.12 Compensation.

The compensation of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving such compensation by reason of the fact that he is also a Director of the corporation.

ARTICLE VI

GENERAL MATTERS

Section 6.1 Record Date.

The Board of Directors may fix, in advance, a time in the future as the record date for the determination of shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action. Shareholders on the record date are entitled to notice and to vote or receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares in the books of the corporation after the record date, except as otherwise provided by law. Said record date shall not be more than sixty (60) or less than ten (10) days prior to the date of such meeting, nor more than sixty (60) days prior to any other action.

A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting, but the Board shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

If no record date is fixed by the Board of Directors, the record date shall be fixed pursuant to the California Corporations Code.

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Section 6.2 Inspection of Corporate Records.

The accounting books and records, and minutes of proceedings of the shareholders and the Board of Directors and committees of the Board shall be open to inspection upon written demand made upon the corporation by any shareholder or the holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to his interest as a shareholder, or as the holder of such voting trust certificate. The record of shareholders shall also be open to inspection by any shareholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the corporation, for a purpose reasonably related to such holder’s interest as a shareholder or holder of a voting trust certificate. Such inspection may be made in person or by an agent or attorney, and shall include the right to copy and to make extracts.

Section 6.3 Execution of Corporate Instruments.

The Board of Directors may, in its discretion, determine the method and designate the statutory officer or officers, or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the corporation. Unless otherwise specifically determined by the Board of Directors, formal contracts of the corporation, promissory notes, mortgages, evidences of indebtedness, conveyances or other instruments in writing, and any assignment or endorsement thereof, executed or entered into between the corporation and any person, may be signed by any one of the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the corporation.

Section 6.4 Ratification by Shareholders.

The Board of Directors may, subject to applicable notice requirements, in its discretion, submit any contract or act for approval or ratification of the shareholders at any annual meeting of shareholders, or at any special meeting of shareholders called for that purpose; and any contract or act which shall be approved or ratified by the affirmative vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of shareholders, shall be as valid and binding upon the corporation and upon the shareholders thereof as though approved or ratified by each and every shareholder of the corporation, unless a greater vote is required by law for such purpose.

Section 6.5 Annual Report.

For so long as the corporation has less than 100 holders of record of its shares, the mandatory requirement of an annual report is hereby expressly waived. The Board of Directors may, in its discretion, cause an annual report to be sent to the shareholders. Such reports shall contain at least a balance sheet as of the close of such fiscal year and an income statement and statement of changes in financial position for such fiscal year, and shall be accompanied by any report thereon of independent accountants, or if there is no such report, the certificate of an authorized officer of the corporation that such statements were prepared without audit of the books and records of the corporation.

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A shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of the corporation may make a written request to the corporation for an income statement and/or a balance sheet of the corporation for the three-month, six-month or nine-month period of the current fiscal year ended more than thirty (30) days prior to the date of the request, and such statement shall be delivered or mailed to the person making the request within thirty (30) days thereafter. Such statements shall be accompanied by the report thereon, if any, of any independent accountants engaged by the corporation or the certificates of an authorized officer of the corporation that such financial statements were prepared without audit from the books and records of the corporation.

Section 6.6 Representation of Shares of Other Corporations.

The President and Vice President of this corporation are authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority herein granted to said officers to vote or represent on behalf of this corporation any and all shares held by this corporation and any other corporation or corporations may be exercised either by such officers in person or by any person authorized so to do by proxy or power of attorney and duly executed by said officers.

Section 6.7 Inspection of Bylaws.

The corporation shall keep in its principal executive office in this State the original or a copy of the Bylaws as amended or otherwise altered to date, which shall be open to inspection by the shareholders at all reasonable times during office hours.

ARTICLE VII

SHARES OF STOCK

Section 7.1 Form of Certificates.

Certificates for shares of stock of the corporation shall be in such form and design as the Board of Directors shall determine and shall be signed in the name of the corporation by the Chairman of the Board, or the President or Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or any Assistant Secretary. Each certificate shall state the certificate number, the date of issuance, the number, class or series and the name of the record holder of the shares represented thereby, the name of the corporation, and, if the shares of the corporation are classified or if any class of shares has two or more series, there shall appear the statement required by the California Corporations Code.

Section 7.2 Transfer of Shares.

Shares of stock may be transferred in any manner permitted or provided by law. Before any transfer of stock is entered upon the books of the corporation, or any new certificate issued therefor, the older certificate, properly endorsed, shall be surrendered and canceled, except when a certificate has been lost, stolen or destroyed.

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Section 7.3 Lost Certificates.

The Board of Directors may order a new certificate for shares of stock to be issued in the place of any certificate alleged to have been lost, stolen or destroyed, but in every such case, the owner or the legal representative of the owner of the lost, stolen or destroyed certificates may be required to give the corporation a bond (or other adequate security) in such form and amount as the Board may deem sufficient to indemnify it against any claim that may be made against the corporation (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or issuance of such new certificate.

ARTICLE VIII

INDEMNIFICATION

Section 8.1 Indemnification by Corporation.

Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (“Proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, or was a director, officer, employee Or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the California General Corporation Law, against all expenses, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in this Article VIII of these bylaws, the corporation shall indemnify any such person seeking indemnity in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the board of directors of the corporation. The right to indemnification conferred by this Section shall include the right to be paid by the corporation expenses incurred in defending any such Proceeding in advance of its final disposition to the fullest extent authorized by the California General Corporation Law; provided, however, that, if required by the California General Corporation Law, the payment of such expenses incurred by such person in advance of the final disposition of such Proceeding shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such person, to repay all amounts so advanced if it should be determined ultimately that such person is not entitled to be indemnified under this Section or otherwise.

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Section 8.2 Right of Claimant to Bring Suit.

If a claim under Section 8.1 of this Article VIII is not paid in full by the corporation within ninety (90) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the California General Corporation Law for the corporation to indemnify the claimant for the amount claimed. Neither the failure of the corporation (including its board of directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the California General Corporation Law, nor an actual determination by the corporation (including its board of directors, independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

Section 8.3 Indemnification of Employees and Agents of the Corporation.

The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of expenses to any employee or agent of the corporation to the fullest extent of the provisions of this Article with respect to the indemnification of and advancement of expenses to directors and officers of the corporation.

Section 8.4 Rights Not Exclusive.

The rights conferred on any person by this Article VIII above shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

Section 8.5 Indemnity Agreements.

The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the corporation, or any person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, or any person who was a director, officer, employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article VIII.

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Section 8.6 Insurance.

The corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation (including a predecessor corporation), partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the California Corporations Code.

Section 8.7 Amendment, Repeal or Modification.

Any amendment, repeal or modification of any provision of this Article VIII by the shareholders or the Directors of the corporation shall not adversely affect any right or protection of a Director or officer of the corporation existing at the time of such amendment, repeal or modification.

ARTICLE IX

AMENDMENTS

Section 9.1 Power of Shareholders.

New Bylaws may be adopted or these Bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote or by the written consent thereof, except as otherwise provided by law or by the Articles of Incorporation.

Section 9.2 Power of Directors

Subject to the right of shareholders as provided in Section 9.1 of these Bylaws, Bylaws Other than a Bylaw or amendment thereof specifying or changing a fixed number of Directors, or the minimum or maximum number of a variable Board of Directors, or changing from a fixed to a variable Board of Directors or vice versa, may be adopted, amended or repealed by the approval of the Board of Directors.

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CERTIFICATE OF SECRETARY

I hereby certify:

That I am the duly elected and acting Secretary of DermTech International, a California corporation; and

That the foregoing Bylaws constitute the Bylaws of said corporation duly adopted and approved by written consent of the Board of Directors.

IN WITNESS WHEREOF, I have hereunder subscribed my name this 29th day of July, 2010.

/s/ Gary E. Jacobs
Gary E. Jacobs, Secretary

CERTIFICATE OF

AMENDMENT TO THE BYLAWS OF

DERMTECH INTERNATIONAL

I, Gary Jacobs, hereby certify that:

1. I am the Secretary of DermTech International, a California corporation (the “Corporation”).

2. Article III of the current Bylaws of the Corporation is hereby amended to add a new Section 3.20 as follows:

“Section 3.20 Loans to Officers.

The Board may approve loans of money or property from the corporation to, and guaranties by the corporation of the obligations of, any officer, whether or not a Director, of the corporation, and may adopt employee benefit plans authorizing such loans and/or guaranties, without the approval of the shareholders of the corporation, provided that:

(a) the corporation has outstanding shares held of record by more than 100 persons on the date of approval by the Board;

(b) the vote for approval is sufficient without counting the vote of any interested Director or Directors; and

(c) the Board determines that such loan, guaranty, or plan may reasonably be expected to benefit the corporation.”

3. The foregoing Amendment of the Bylaws of the Corporation has been duly approved by the Board of Directors as of November 5, 2010.

[Remainder of page intentionally left blank]

I hereby declare that the matters set forth in this Certificate are true and correct of my own knowledge.

/s/ Gary E. Jacobs
Gary E. Jacobs
Secretary

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